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                                                                    EXHIBIT 23.3



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 1, 1996, with respect to the financial statements of POA Acquisition Corporation included in the Registration Statement on Form S-1 and related Prospectus of Universal Outdoor Holdings, Inc.



                                          /s/ Ernst & Young LLP



September 25, 1996
Orlando, Florida